THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                        AMERICAN INTERACTIVE MEDIA, INC.

                          WARRANT CERTIFICATE No. PV-1

                             Dated November 16, 1998

                        Warrants to Purchase Common Stock

     AMERICAN INTERACTIVE MEDIA, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Pioneer Ventures Associates Limited Partnership ("Holder"), or its registered assigns, is the registered owner of five hundred thousand (500,000) Warrants (the "Warrants"), each of which will entitle the Holder thereof to purchase one share, as adjusted from time to time as provided in Section 7, of the Common Stock, par value $.001 per share, of the Company (the "Common Stock", each such share being a "Warrant Share" and all such shares being the "Warrant Shares") at the exercise price of Three Dollars and Fifty-Two Cents ($3.52) per share (as adjusted from time to time as provided in Section 3(e) or Section 7, the "Exercise Price") at any time on or after the date hereof (the "Initial Exercise Date") until and including November 15, 2003 (the "Expiration Date"), all subject to the following terms and conditions.

     This Warrant is being issued and delivered pursuant to that certain Investment Agreement between the Company and the Pioneer Ventures Associates Limited Partnership (the "Investment Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Investment Agreement.

     For purposes of calculating the Exercise Price, the following definitions shall apply:

     "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the Nasdaq National Market or other stock exchange on which the Common Stock is then listed, as reported on Bloomberg, L.P. or if there is no such bid price on such date, then the last closing bid price on such exchange on the date nearest preceding such date, as reported on Bloomberg, L.P., or (b) if the Common Stock is not listed on the Nasdaq National Market or any stock exchange, the closing bid price for a share of Common Stock on such date on the Nasdaq SmallCap Market or the OTC Bulletin Board, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices), or (c) if the Common Stock is no longer reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" bids on such date, or (d) if the Common Stock is no longer publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser (as defined below) selected in good faith by the Holder; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

     "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq National Market or Nasdaq SmallCap Market or principal national securities exchange or market on which the Common Stock has been listed or quoted, or (b) if the Common Stock is not listed or quoted on the Nasdaq National Market or Nasdaq SmallCap Market or any principal national securities exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

     1. Registration of Warrants. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder of such Warrant from time to time. The Company may deem and treat the registered Holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the Holder thereof, and for all other purposes, and the Company shall not be affected by the notice to the contrary.

     2. Registration of Transfers and Exchanges.

          a. The Company shall register, or instruct the Transfer Agent to register, the transfer of any Warrants in the Warrant Register, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or the Company at the office specified in or pursuant to Section 3(c). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate ("New Warrants"), evidencing the Warrants so transferred shall be issued to the transferee and a New Warrant evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

          b. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof to the Transfer Agent or at the office of the Company specified in or pursuant to Section 3(c), for New Warrants evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such New Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

     3. Duration and Exercise of Warrants.

          a. Warrants shall be exercisable by the registered holder thereof on any business day before 5:00 P.M., Eastern time, at any time and from time to time on or after the Initial Exercise Date to and including the Expiration Date. At 5:00 P.M., Eastern time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

          b. Subject to the limitations set forth in Section 3(c) and to the other provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 3(e) and Section 7, the Holder of this Warrant shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to the Holder) at the Exercise Price one fully paid Warrant Share which is non-assessable.

          c. Subject to Sections 2(b), 4 and 8, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 611 Broadway, Suite 308, New York, NY 10012, Attention: James Stokes Hatch, Chief Operating Officer, or at such other address as the Company may specify in writing to the then registered Holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised in lawful money of the United States of America, all as specified by the Holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants, and in such name or names as such registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants, free of restrictive legends other than legends that may be required in the opinion of the Company's counsel in the event at such time there is not an effective Registration Statement as contemplated by the Investment Agreement. Any person so designated to be named therein shall be deemed to have become Holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

          The "Date of Exercise" of any Warrant means the date on which the Transfer Agent or the Company shall have received (i) this Warrant Certificate (or any New Warrant, as applicable) with the Form of Election to Purchase attached hereto (or thereto) appropriately completed and duly signed, and (ii) payment of the Exercise Price for such Warrant.

          d. The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, for part of the number of Warrants evidenced by this Warrant Certificate so long as at least twenty-five hundred (2,500) Warrant Shares are exercised. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a New Warrant for the remaining number of Warrants evidenced by this Warrant Certificate.

          e. The Exercise Price shall be subject to reset as follows. In the event that the Per Share Market Value for the twenty (20) trading days immediately preceding February 29,

     2000 (the "Reset Average Price"), the Exercise Price shall be reset to a price per share of Common Stock equal to seventy-five percent (75%) of the Reset Average Price. Once reset in accordance with the provisions of this
     Section 3(e), the Conversion Price shall remain at the reset Conversion Price, subject to adjustment in accordance with Section 7, below

     4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of the Warrants represented by this Warrant Certificate; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Warrant Certificate or receiving the Warrant Shares under this Warrant Certificate.

     5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and bond or other indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     6. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrants, a number of shares of Common Stock equal to at least the maximum number of Warrant Shares (as adjusted from time to time pursuant to Section 7 hereof) which may then be deliverable upon the exercise of this Warrant and all other outstanding warrants issued and sold pursuant to the Investment Agreement. The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance thereof, be duly and validly authorized, issued and fully paid, and nonassessable.

     7. Adjustment to the Number of Warrant Shares Issuable. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time as set forth in Section 3(e) and this Section 7. Upon each such adjustment of the Exercise Price pursuant to Section 3(e) or this
Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. In the event the Company and the holders of the Warrants issued pursuant to the Investment Agreement that are then outstanding disagree as to any adjustment to the Exercise

Price hereunder, an Appraiser selected by the holders of a majority of the Warrants issued pursuant to the Investment Agreement that are then outstanding (the "Majority Holders") shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 7), of the Exercise Price; provided, however that the Company, after receipt of the determination by such Appraiser, shall have the right to promptly select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions; provided, however, that no such adjustment of the Exercise Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

          a. If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities (as such term is defined in the Convertible Debentures) payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

          b. In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
     Section 7(c) upon any exercise following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

          c. For the purposes of this Section 7, the following clauses shall also be applicable:

               (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in convertible securities, or (B) to subscribe for or purchase Common Stock or convertible securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subsection
                    (e).

               (iii) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of any Exercise Price in case of the issuance of the Preferred Stock, the Warrants, the Underlying Shares and the Warrant Shares pursuant to the Investment Agreement, or in the event that the Company shall grant options to purchase the Company's Common Stock pursuant to a bona fide employee stock option, stock purchase or non-employee director plan duly adopted by its shareholders in accordance with the Investment Agreement or for (i) securities issued upon the exercise or conversion of any of the Debentures or exercise of the Warrant issued to Hollinger Digital, Inc., a Delaware corporation ("Hollinger") under that certain Securities Investment Agreement dated December 3, 1997 between the Company and Hollinger (the "Hollinger Securities Purchase Agreement") and modified by an agreement dated the date hereof between the Company and Hollinger, (ii) any shares of Common Stock issued pursuant to the exercise of options, warrants or other securities, options, rights or securities convertible into or exchangeable for capital stock of the Company in connection with any stock split, stock dividend or similar event affecting the Company Common Stock.

          d. If:

                    i. the Company shall declare a dividend (or any other distribution) on its Common Stock (other than a subdivision of the outstanding shares of Common Stock) or shall authorize a repurchase or redemption or otherwise enter into any other transaction (including stock split, recapitalization or other transaction) which would cause a decrease in the number of its shares of Common Stock issued and outstanding (other than transactions that similarly decrease the number of shares of Common Stock for which this Warrant is exercisable); or

                    ii. the Company shall declare a special nonrecurring cash dividend on its then-outstanding Common Stock; or

                    iii. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, or

                    iv. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or

                    v. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

     then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least thirty
     (30) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, repurchase, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, repurchase, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          e. In any case in which this Section 7 shall require that an adjustment be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof, provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

          f. Any determination that the Company or the Board of Directors must make pursuant to this Section 7 shall be conclusive if made in good faith.

          g. If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the Holders of majority in interest of the Warrants shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in Section 7(e)), of the Exercise Price (including, if necessary, any adjustment as to the Warrant Shares to be purchased upon exercise of this Warrant) and any distribution which is or would be required to be preserved without diluting the rights of the Holders.

     8. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) shall round the number of Warrant Shares issuable, up to the next whole number of such shares.

     9. Warrant Agent.

          a. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the holders of Warrants issued pursuant to the Investment Agreement, the Company and the Majority Holders may appoint a new warrant agent.

          b. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained by the warrant agent pursuant to this Warrant.

     10. Notices. All notices or other communications hereunder shall be given, and shall be deemed duly given and received if given, by facsimile and by mail, postage prepaid: (1) if to the Company, addressed as follows: American Interactive Media, Inc., 611 Broadway, Suite 308, New York, NY 10012, Attention:
Jmes Stokes Hatch, Chief Operating Officer, or to facsimile no. (212) 358-8380; or (ii) if to the Holder, addressed to the Holder at the facsimile telephone number and address of the Holder appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 10. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 10, (ii) five (5) Business Days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

                 [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     11. Miscellaneous.

          a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns (provided that the Company's obligation to a transferee of this Warrant arises only if such transfer is made in accordance with the terms of the Investment Agreement and the transferee agrees to be bound by the terms of the Investment Agreement and the other Documents executed in connection therewith).

          b. Subject to Section 11(a) above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Warrant Shares.

          c. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

          d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                            AMERICAN INTERACTIVE MEDIA, INC.

                                            By: ________________________________
                                            Name:_______________________________
                                            Title: _____________________________

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To American Interactive Media, Inc.:

     The undersigned hereby irrevocably elects to exercise __________________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, __________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $__________ in cash and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

     The undersigned requests that certificates for such shares be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR TAX
                                          IDENTIFICATION NUMBER

                                          ______________________________________



________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

     If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercise be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________


Dated:  ______________, 19__              Name of Holder:

                                          (Print) ______________________________

                                          (By:) ________________________________

                                          (Title:) _____________________________

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, ______________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:

Name of Assignee                 Address                     Number of Warrants

     If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

Dated:  ______________, 19__              Name of Holder:

                                          (Print) ______________________________

                                          (By:) ________________________________

                                          (Title:) _____________________________